VOTE ONLINE

1. Read the proxy statement.
2. Go to:
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and havethe proxy card at hand.
2. Call toll-free:
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

<FUND NAME PRINTS HERE>
FINANCIAL INVESTORS TRUST
PROXY FOR THE SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD JULY 29, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the above-referenced Fund (the "Fund") hereby appoints each of [ ] and [ ], collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on July 29, 2025 at 1290 Broadway, Suite 1000, Denver, CO 80203 at [a.m./p.m.] Mountain Time (the "Meeting") and at any adjournments thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. **IF THIS PROXY IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.**

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable   Sign in the box above

Date ______________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on July 29, 2025.

The Proxy Statement for the Meeting is available at www.proxyvotinginfo.com/[ ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted "FOR" the proposals.
The Board of Trustees has voted in favor of all the proposals and recommends that you vote "FOR" all the proposals.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization by and among Financial Investors Trust, a Delaware statutory trust, on behalf Emerald Growth Fund and Emerald Finance and Banking Innovation Fund (each an "Acquired Fund" and collectively, the "Acquired Funds"), RBB, on behalf of its newly formed series set, and Emerald Mutual Fund Advisers Trust ("Emerald"), pursuant to which each Acquired Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to Emerald Growth Fund and Emerald Banking and Finance Evolution Fund (each an "Acquiring Fund" and collectively, the "Acquiring Funds"), respectively, in exchange for shares of a corresponding class of shares of the Acquiring Funds and the assumption by the Acquiring Funds of all liabilities and obligations of the Acquired Funds, in each case as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Funds' shares of each class to the Acquired Funds' shareholders of the corresponding class in complete liquidation of the Acquired Funds.	☐	☐	☐

VOTE ONLINE

1. Read the proxy statement.
2. Go to:
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and havethe proxy card at hand.
2. Call toll-free:
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

EMERALD INSIGHTS FUND
FINANCIAL INVESTORS TRUST
PROXY FOR THE SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD JULY 29, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Emerald Insights Fund (the "Fund") hereby appoints each of [ ] and [ ], collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on July 29, 2025 at 1290 Broadway, Suite 1000, Denver, CO 80203 at [a.m./p.m.] Mountain Time (the "Meeting") and at any adjournments thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. **IF THIS PROXY IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.**

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable   Sign in the box above

Date ______________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on July 29, 2025.

The Proxy Statement for the Meeting is available at www.proxyvotinginfo.com/[ ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted "FOR" the proposals.
The Board of Trustees has voted in favor of all the proposals and recommends that you vote "FOR" all the proposals.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition by a newly created series of The RBB Fund, Inc., F/m Emerald Special Situations ETF, of all of the assets and assumption of the liabilities of the Emerald Insights Fund, in exchange solely for shares of the F/m Emerald Special Situations ETF; (ii) the pro rata distribution of such shares to the shareholders of the Emerald Insights Fund; and (iii) the complete liquidation and dissolution of the Emerald Insights Fund.	☐	☐	☐